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                                                                   Exhibit 10.19


                                [KGI Letterhead]

                                  April 9, 2004

Tennenbaum Capital Partners, LLC
 on behalf of the TCP Members
11100 Santa Monica Blvd.
Suite 210
Los Angeles, CA 90025

Ares Corporate Opportunities Fund, L.P.
 on behalf of the Ares Members
1999 Avenue of the Stars
Suite 1900
Los Angeles, CA 90067

MIDOCEAN CELERITY INVESTMENT PARTNERS, L.P.
 on behalf of the MidOcean CELERITY INVESTMENT PARTNERS Members
c/o MidOcean
Capital Partners 320 Park Avenue - 17th Floor
New York, NY 10022
Attention: Frank Schiff

Behrman Capital III L.P.
 on behalf of the Behrman Members
c/o Behrman Capital
Four Embarcadero Center, Suite 3640
San Francisco, CA 94111
Attention: William Matthes

Strategic Entrepreneur Fund III L.P.
 on behalf of the Strategic Entrepreneur Fund III Members
c/o Behrman Capital
Four Embarcadero Center, Suite 3640
San Francisco, CA 94111
Attention: William Matthes

Gryphon Partners II, L.P.
 on behalf of the Gryphon Partners II Members
c/o Gryphon Investors
One Embarcadero Center, Suite 2750
San Francisco, CA 94111
Attention: Jeff L. Ott

Gryphon Partners II-A, L.P.

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 on behalf of the Gryphon Partners II-A Members
c/o Gryphon Investors
One Embarcadero Center, Suite 2750
San Francisco, CA 94111
Attention: Jeff L. Ott

         Re: Tax Matters

                  Reference is hereby made to that certain Restructuring Agreement dated as of April 9, 2004 (as such agreement may be amended from time to time, the "RESTRUCTURING AGREEMENT"). Capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Restructuring Agreement.

         (a) The parties expect that as part of the transactions contemplated by the Restructuring Agreement, the substitution of Kinetic System, Inc., ("KSI") for Kinetics Group, Inc. ("KGI") as the obligor under certain debt as described in the Restructuring Agreement (the "SUBSTITUTED DEBT") will not result in tax to the holders of the Substituted Debt because the substitution of KSI for KGI under the Substituted Debt will not constitute a significant modification of the Substituted Debt under Treasury Regulation section 1.1001-3. In addition, the parties similarly expect that the exchange of the KGI LIQUIDATION CERTIFICATE for the KSI LIQUIDATION CERTIFICATE will not result in tax to the holders of the KGI Liquidation Certificate because the value of the KSI Liquidation Certificate will not exceed that of the KGI Liquidation Certificate. The parties agree, unless not permitted under applicable law, to file tax returns consistently with such expectations.

         (b) In the event the parties' expectations are not sustained in this regard and a final determination is made by a court of competent jurisdiction (or via definitive agreement with the Internal Revenue Service ("IRS") and any relevant state taxing authority) to take a contrary position, KGI will indemnify the holders of the Substituted Debt and the KGI Liquidation Certificate up to the following amounts with respect to each named indemnitee below:

                  (1) with respect to Tennenbaum Capital Partners, LLC on behalf of the TCP Members, $450,000;

                  (2) with respect to Ares Corporate Opportunities Fund, L.P on behalf of the Ares Members, $860,000, and

                  (3) with respect to Behrman Capital III, L.P., Strategic Entrepreneur Fund III, L.P., Gryphon Partners II, L.P., Gryphon Partners II-A, L.P., a Delaware limited partnership, MidOcean Celerity Investment Partners, LP on behalf of each of their respective members, an aggregate amount of $146,200, all on an after-tax basis (taking into account any tax imposed on the holders as a result of the payments required by this paragraph) against any interest and penalties deemed imposed on the holders by the IRS and state taxing authorities. The interest and penalties deemed imposed by the IRS and state taxing authorities in the case of a holder that is taxed as a partnership or other person or entity are (i) interest that would be imposed on a holder if (x) the holder were a taxable entity subject to federal income tax at the higher of individual or corporate Federal income tax rates and to state income or franchise tax at the rate of 9.3%, (y) the holder recognized an amount

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of income equal to the income that the IRS or state taxing authority determined was recognized by such holder (or in the case of a holder that is taxed as a partnership, on its direct or indirect equity members) as a result of the substitution being treated as a significant modification and / or the value of the KSI Liquidation Certificate exceeding the basis of the KGI Liquidation Certificate and (z) interest were charged at the relevant deficiency rates for the number of years which the Substituted Debt and KSI Liquidation Certificate remained outstanding after the substitution and (ii) the penalty actually imposed by the IRS on any holder (or in the case of a holder that is taxed as a partnership on any direct or indirect equity holders of the partnership) as if that penalty were imposed on all income deemed recognized by the holder. The parties agree to treat any indemnity payments as additional interest payments with respect to the Substituted Debt.

         (c) If the Substituted Debt and KSI Liquidation Certificate are still outstanding at the time the IRS or state taxing authorities ultimately sustain a contrary position, KGI's indemnity will be computed for the period between the time of the substitution and the time the IRS or state taxing authorities ultimately took the contrary position and KGI will further indemnify the holders each year thereafter until the Substituted Debt and KSI Liquidation Certificate are repaid for the excess of the amount that would have been payable by KGI pursuant to paragraph (b) if the IRS or state taxing authorities took the contrary position at the end of such year over amounts previously paid by KGI pursuant to this paragraph (c). The parties agree to treat any indemnity payments as additional interest payments with respect to the Substituted Debt.

         (d) If the parties determine that it is contrary to applicable law to file tax returns as currently anticipated, then the parties will negotiate in good faith payments by KGI that will have the same economic effect as the payments in paragraph (c) above and would not in the reasonable discretion of the holders, expose a holder that was a tax-exempt entity to a risk of unrelated business taxable income, and if they fail to determine such payments, KGI will increase the annual interest payable each year with respect to the Substituted Debt held by each holder by the excess of the aggregate amount KGI would have been required to pay each year with respect to both the Substituted Debt and the KSI Liquidation Certificate held by such holder pursuant to paragraph (b) if the holders had filed their tax returns as provided in paragraph (a) and the IRS had taken the contrary position at the end of such year over amounts previously paid by KGI pursuant to this paragraph (d).

                                    Kinetics Group, Inc.

                                    By: /s/ John Goodman
                                        ________________________
                                         Name:
                                         Title:

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Agreed and accepted this April 9, 2004.

                                    TENNENBAUM CAPITAL PARTNERS, LLC
                                    By:    Tennenbaum & Co., LLC
                                    Its:   Managing Member

                                    By:______________________

                                    Name:
                                    Title:

                                    Address for Notices:
                                    11100 Santa Monica Blvd.
                                    Suite 210
                                    Los Angeles, CA 90025
                                    Attention: David A. Hollander

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Agreed and accepted this April 9, 2004.

                                    ARES CORPORATE OPPORTUNITIES FUND, L.P.
                                    By: ACOF Management, L.P.
                                    Its: General Partner
                                    By: ACOF Operating Manager, L.P.
                                    Its: General Partner
                                    By: Ares Management, Inc.
                                    Its: General Partner

                                    By: /s/ Eric Beckman
                                        _______________________
                                    Name: Eric Beckman
                                    Title:

                                    Address for Notices:
                                    1999 Avenue of the Stars
                                    Suite 1900
                                    Los Angeles, CA 90067
                                    Attention: Eric Beckman
                                           Kevin Frankel
                                    Fax: 310-201-4157

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Agreed and accepted this April 9, 2004.

                                    Behrman Capital III, L.P.

                                    By: Behrman Brothers III, LLC
                                    Its: General Partner

                                    By: /s/ William Matthes
                                       _______________________
                                    Name: William Matthes
                                    Title: Managing Member

                                    Address for Notices:
                                    Behrman Capital III L.P.
                                    c/o Behrman Capital
                                    Four Embarcadero Center, Suite 3640
                                    San Francisco, CA 94111
                                    Attention: William Matthes
                                    Facsimile: (415) 434-7310

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Agreed and accepted this April 9, 2004.

                                    Strategic Entrepreneur Fund III, L.P.

                                    By: /s/ William Matthes
                                       _____________________
                                    Name: William Matthes
                                    Title: General Partner

                                    Address for Notices:
                                    Strategic Entrepreneur Fund III, L.P.
                                    c/o Behrman Capital
                                    Four Embarcadero Center, Suite 3640
                                    San Francisco, CA 94111
                                    Attention: William Matthes
                                    Facsimile: (415) 434-7310

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Agreed and accepted this April 9, 2004.

                                    Gryphon Partners II, L.P.

                                    By: Gryphon GenPar II, L.L.C., a Delaware
                                    limited liability company
                                    Its: General Partner

                                    By: /s/ Jeffrey L. Ott
                                       _________________________
                                    Name: Jeffrey L. Ott
                                    Title: Member and Principal

                                    Address for Notices:
                                    Gryphon Partners II, L.P.
                                    c/o Gryphon Investors
                                    One Embarcadero Center, Suite 2750
                                    San Francisco, CA 94111
                                    Attention: Jeff L. Ott
                                    Fax: (415) 217-7447

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Agreed and accepted this April 9, 2004.

                                        Gryphon Partners II-A, L.P., a Delaware
                                        limited partnership

                                        By: Gryphon GenPar II, L.L.C., a
                                        Delaware limited liability company
                                        Its: General Partner

                                        By: /s/ Jeffrey L. Ott
                                           ________________________
                                        Name : Jeffrey L. Ott
                                        Title: Member and Principal

                                        Address for Notices:
                                        Gryphon Partners II-A, L.P.
                                        c/o Gryphon Investors
                                        One Embarcadero Center, Suite 2750
                                        San Francisco, CA 94111
                                        Attention: Jeff L. Ott
                                        Fax: (415) 217-7447
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Agreed and accepted this April 9, 2004.

                                    MidOcean Celerity Investment Partners, LP


                                    By: MidOcean Celerity Holdings, LLC
                                    Its: General Partner

                                    By: /s/ Frank Schiff
                                       -----------------
                                    Name: Frank Schiff
                                    Title:

                                    Address for Notices:
                                    MidOcean Celerity Investment Partners, L.P.
                                    c/o MidOcean Capital Partners
                                    320 Park Avenue - 17th Floor
                                    New York, NY 10022
                                    Attention: Frank Schiff
                                    Fax: (212) 497-1373